UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2016

Green Standard Technologies, Inc.
(Exact name of registrant as specified in its charter)

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Nevada	333-134991	20-348653
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Unit 1010 Miramar Tower 132 Nathan Road, Tsim Sha Tsui Kowloon, Hong Kong
(Address of principal executive offices)

852 5984 7571

(Registrant's telephone number)

______________________________________

(Former name or former address, if changed since last report)

Copy of all Communications to:

Richard W. Jones, Esq.

Jones & Haley, P.C.

115 Perimeter Center Place, Suite 170

Atlanta, Georgia  30346

Phone: 770.804.0500

Fax: 770.804-0509

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2016 Mr. Ka Yeung Lee submitted his resignation as a Director of Green Standard Technologies, Inc.  Mr. Lee based his resignation on personal matters, not because of any disagreement with the Company on any matter related to the Company’s operations, policies or procedures.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

17. Correspondence on Departure of a Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAOSHINN CORPORATION
Dated: January 5, 2016	By:	/s/ Sean Webster
	Name:	Sean Webster
	Title:	President